EXHIBIT 99.2

BIOMED REALTY TRUST, INC.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED
MARCH 31, 2005

Bridgeview
Hayward, California
Acquired March 2005
Cell Genesys

Graphics Drive
Ewing, New Jersey
Acquired March 2005
Medeikon

All dollar amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
MARCH 31, 2005

	Page		Page
Company Background	3	Lease Expirations	18
Investor Information	4	Portfolio by Size	19
Financial and Operating Highlights	5	San Francisco Market	20
Consolidated Balance Sheets	6	San Diego Market	21
Consolidated Statements of Income	7	Seattle Market	22
Reconciliation of Funds From Operations	8	New York / New Jersey Market	23
Reconciliation of Adjusted Funds From Operations	9	Pennsylvania Market	24
Reconciliation of EBITDA and AFFO	10	Maryland Market	25
Reconciliation of Net Operating Income	11	20 Largest Tenants	26
Coverage Ratios	12	Land Development Parcels	27
Debt Summary	13	Acquisitions	28
Debt Maturities and Principal Payments	14	Joint Ventures	29
Common Stock Data	15	Leasing Activity	30
Portfolio Summary	16	Non-GAAP Financial Measure Definitions	31
Occupancy Summary	17

This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the California region, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
MARCH 31, 2005

BioMed Realty Trust, Inc. (the “Company”) operates as a fully integrated, self-administered and self-managed real estate investment trust (“REIT”) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. The Company’s tenants include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. The Company’s primary acquisition targets and current properties are located in markets with well established reputations as centers for scientific research, including San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York/New Jersey and Boston.

On August 11, 2004, we completed our initial public offering, generating net proceeds of approximately $429.3 million.

Simultaneously with our initial public offering, we obtained a $100.0 million revolving unsecured credit facility, which we use to finance acquisitions and for other corporate purposes.

From the completion of the initial public offering on August 11, 2004 through September 30, 2004, we completed the acquisition of 13 properties previously described in our initial public offering prospectus. Together, the 13 properties represented a total of 2.3 million rentable square feet.

During the fourth quarter of 2004, we acquired four additional properties, including San Diego Science Center, Ardentech Court and two properties located in Baltimore, Maryland.

On December 28, 2004, we completed a $49.3 million, five-year mortgage financing with The Northwestern Mutual Life Insurance Company at a rate of 4.55% per annum that matures on January 1, 2010. The debt is secured by three properties: Towne Centre Drive, Monte Villa Parkway and Bayshore Boulevard.

On March 1, 2005, we invested approximately $5.1 million in a majority owned joint venture that purchased a 43,036 square foot vacant building located at 9535 Waples in San Diego. We anticipate expanding and improving the building to reposition it as laboratory space. We have entered into an agreement with our joint venture partner, which will be responsible for construction, leasing and management.

On March 16, 2005, we acquired the third building on our Bridgeview property in Hayward, California for approximately $16.2 million. The property contains 50,400 rentable square feet of laboratory and office space and was 100.0% leased to Cell Genesys, Inc. as of the date of acquisition.

On March 17, 2005, we acquired a building located at 7 Graphics Drive in Ewing, New Jersey for approximately $7.7 million. The property contains 72,300 rentable square feet of laboratory and office space and was 14.8% leased as of the date of acquisition. We intend to lease the remaining space as part of a conversion to a multi-tenant laboratory facility.

As of March 31, 2005, we owned 19 properties, located in San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 36 buildings with 2.8 million rentable square feet of laboratory and office space that was 91.5% leased as of March 31, 2005. Of the remaining unleased space, approximately 105,000 square feet, or 3.7% of our total rentable square footage, was under redevelopment. We also own undeveloped land that we estimate can support up to 548,000 square feet of laboratory and office space.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com.

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
MARCH 31, 2005

Board of Directors		Executive Officers

Alan D. Gold	Mark J. Riedy, Ph.D.	Alan D. Gold	Matthew G. McDevitt
Chairman		President and Chief Executive Officer	Vice President, Acquisitions

Gary A. Kreitzer	Theodore D. Roth	Gary A. Kreitzer Executive Vice President, General Counsel, and Secretary

Barbara R. Cambon	M. Faye Wilson

Edward A. Dennis, Ph.D.		John F. Wilson, II Chief Financial Officer

Equity Research Coverage

KeyBanc Capital Markets	Raymond James	Standard & Poor’s
Richard C. Moore	Paul D. Puryear / Ken Avalos	Karen J. Sack
216.443.2815	800.248.8863	212.438.9541

Legg Mason Wood Walker	RBC Capital Markets
Jerry L. Doctrow	David T. Copp / Jay Leupp
800.368.2558	415.633.8558

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations Contact
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York	John F. Wilson, CFO
San Diego, CA 92128		101 Barclay Street, 11E	858.485.9840
858.485.9840	Stock Exchange Listing	New York, NY 10286
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at:
www.biomedrealty.com

2005 Tentative Schedule for Quarterly Results

Second Quarter	Early August
Third Quarter	Early November
Fourth Quarter	Early February

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
MARCH 31, 2005

(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	3/31/05	12/31/04	9/30/04 (1)
Selected Operating Data
Total revenues	$24,471	$19,670	$8,985
Straight line rent	1,088	750	375
Fair value lease revenue (2)	58	175	112
Operating margin (3)	22%	21%	22%
EBITDA (4)	13,856	9,760	4,375
Interest expense	1,411	962	218
Net income	5,836	2,955	1,827
Net income per share — diluted	$0.19	$0.09	$0.06

FFO (5)	12,554	8,885	3,941
FFO per share — diluted (5)	$0.37	$0.26	$0.13
AFFO (6)	12,725	9,563	4,422

Selected Balance Sheet Data
Cash and cash equivalents	$15,570	$27,869	$36,863
Real estate assets	489,136	468,488	403,454
Total assets	601,617	581,723	519,764
Total liabilities	159,258	137,639	70,583
Minority interests	22,486	22,267	22,708
Total stockholders’ equity	419,873	421,817	426,473

	As of or for the three months ended
	3/31/05	12/31/04	9/30/04 (1)
Capitalization
Consolidated debt (excludes premium)	$116,020	$96,901	$42,956
Total common shares outstanding	31,433	31,386	31,383
Total units outstanding	2,870	2,870	2,870

Total common shares and units outstanding	34,303	34,256	34,253
Share price at quarter end	$20.60	$22.21	$17.59

Equity value at quarter end (7)	706,642	760,826	602,510
Total market capitalization	822,662	857,727	645,466
Debt / total market capitalization	14.1%	11.3%	6.7%

Financial Ratios
Interest coverage (8)	9.5	9.6	20.1
Fixed charge coverage (8)	7.5	8.1	16.7
FFO payout	73.4%	103.7%	116.8%
AFFO payout	72.5%	96.4%	104.1%
Debt / total assets	19.3%	16.7%	8.3%

Portfolio Statistics
Properties owned at end of quarter	19	17	13
Total square footage owned at end of quarter	2,795,086	2,629,350	2,298,641
Occupancy at end of quarter	91.5%	95.3%	94.7%
Redevelopment at end of quarter	3.7%	—	—

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.
(2)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.
(3)	See page 7 for detail.
(4)	For a definition and discussion of EBITDA, see page 31. For a quantitative reconciliation of the differences between EBITDA and net income, see page 10.
(5)	For a definition and discussion of FFO, see page 31. For a quantitative reconciliation of the differences between FFO and net income, see page 8.
(6)	For a definition and discussion of AFFO, see page 31. For a quantitative reconciliation of the differences between AFFO and net income, see page 9.
For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.
(7)	Assuming conversion of 100% of the operating partnership units into shares of common stock.
(8)	For a discussion of coverage ratios, see page 31. See page 12 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2005

(In thousands, except share data)

	March 31, 2005	December 31, 2004	September 30, 2004
Assets
Rental property, net	$489,136	$468,488	403,454
Property under development	5,373	—	—
Investment in unconsolidated partnership	2,505	2,470	2,508
Cash and cash equivalents	15,570	27,869	36,863
Restricted cash	2,572	2,470	854
Accounts receivable, net	5,255	1,837	1,074
Accrued straight-line rents, net	4,224	3,306	2,535
Acquired above market leases, net	7,543	8,006	8,357
Deferred leasing costs, net	60,950	61,503	58,462
Deferred loan costs, net	1,605	1,700	1,388
Prepaid expenses	2,154	1,531	1,601
Other assets	4,730	2,543	2,668

Total assets	$601,617	$581,723	519,764

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$101,594	$102,236	47,598
Unsecured line of credit	19,500	—	—
Security deposits	5,227	4,831	3,258
Due to affiliates	—	53	91
Dividends and distributions payable	9,262	9,249	5,055
Accounts payable and accrued expenses	9,466	7,529	7,663
Acquired lease obligations, net	14,209	13,741	6,918

Total liabilities	159,258	137,639	70,583

Minority interests	22,486	22,267	22,708
Stockholders’ equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized, none issued or outstanding	—	—	—
Common stock, $.01 par value, 100,000,000 shares authorized, 31,432,558, 31,386,333, and 31,383,333 shares issued and outstanding, respectively	314	314	314
Additional paid-in capital	435,010	434,075	433,702
Deferred compensation	(4,410)	(4,182)	(4,672)
Dividends in excess of earnings	(11,041)	(8,390)	(2,871)

Total stockholders’ equity	419,873	421,817	426,473

Total liabilities and stockholders’ equity	$601,617	$581,723	519,764

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
MARCH 31, 2005

(In thousands, except per share data)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004 (1)

Revenues:
Rental	$14,214	$13,326	$6,107
Tenant recoveries	7,254	6,344	2,878
Other income	3,003	—	—

Total revenues	24,471	19,670	8,985

Expenses:
Rental operations	6,395	6,415	3,615
Real estate taxes	1,788	1,589	—
Depreciation and amortization	6,191	5,602	2,251
General and administrative	2,550	2,011	1,119

Total expenses	16,924	15,617	6,985

Income from operations	7,547	4,053	2,000
Equity in net income of unconsolidated partnership	51	(11)	—
Interest income	78	66	124
Interest expense	(1,411)	(962)	(218)

Income before minority interests	6,265	3,146	1,906
Minority interests	(429)	(191)	(79)

Net income	$5,836	$2,955	$1,827

Basic earnings per share	$0.19	$0.10	$0.06

Diluted earnings per share	$0.19	$0.09	$0.06

Weighted-average common shares outstanding:
Basic	31,129,613	31,107,856	30,673,883

Diluted	34,148,820	34,129,493	30,754,840

(1)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1)
MARCH 31, 2005

(In thousands, except per share data)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004 (2)

Reconciliation of net income to funds from operations:
Net income	$5,836	$2,955	$1,827
Minority interest of exchangeable operating partnership units	538	278	(137)
Depreciation and amortization (3)	6,180	5,652	2,251

Funds from operations (FFO)	$12,554	$8,885	$3,941

FFO per share — diluted	$0.37	$0.26	$0.13

Dividends and distributions declared per share	$0.27	$0.27	$0.1497

FFO payout ratio (4)	73.4%	103.7%	116.8%

(1)	For a definition and discussion of FFO, see page 31.
(2)	Represents results for the period from August 11, 2004 through September 30, 2004.
(3)	Includes the Company’s share of depreciation and amortization from unconsolidated joint ventures of $(11), $50 and $0, respectively.
(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

BIOMED REALTY TRUST, INC.
ADJUSTED FUNDS FROM OPERATIONS (1)
MARCH 31, 2005

(In thousands, except per share data)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004 (2)

Funds from operations	$12,554	$8,885	$3,941
Master lease receipts (3)	786	872	455
Second generation capital expenditures	(160)	—	—
Recurring capital expenditures	—	(57)	—
Amortization of deferred loan costs	129	113	49
Amortization of fair value of debt acquired	(261)	(219)	(88)
Non-cash stock compensation	707	544	328
Straight-line rents	(1,088)	(750)	(375)
Fair value lease revenue	58	175	112

Adjusted funds from operations (AFFO)	$12,725	$9,563	$4,422

Dividends and distributions declared	$0.27	$0.27	$0.15

AFFO payout ratio (4)	72.5%	96.4%	104.1%

(1)	For a definition and discussion of AFFO, see page 31. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 10.
(2)	Represents results for the period from August 11, 2004 through September 30, 2004.
(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.
(4)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
MARCH 31, 2005

(In thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004 (3)

Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$5,836	$2,955	$1,827
Minority interest	429	191	79
Interest expense	1,411	962	218
Depreciation and amortization (4)	6,180	5,652	2,251

EBITDA	$13,856	$9,760	$4,375

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$10,062	$5,746	$8,189
Changes in other assets and liabilities	1,877	2,945	(4,222)
Master lease receipts	786	872	455

AFFO	$12,725	$9,563	$4,422

(1)	For a definition and discussion of EBITDA, see page 31.
(2)	For a definition and discussion of AFFO, see page 31.
(3)	Represents results for the period from August 11, 2004 through September 30, 2004.
(4)	Includes the Company’s share of depreciation and amortization from unconsolidated joint ventures of $(11), $50 and $0, respectively.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
MARCH 31, 2005

(In thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004(2)
Net income	$5,836	$2,955	$1,827
Minority interest	429	191	79
(Income) / loss from unconsolidated joint venture	(51)	11	—
Interest expense	1,411	962	218
Interest income	(78)	(66)	(124)

Income from operations	7,547	4,053	2,000
Depreciation and amortization	6,191	5,602	2,251
General and administrative	2,550	2,011	1,119

Consolidated net operating income	$16,288	$11,666	$5,370

(1)	For a definition and discussion of net operating income, see page 31.
(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
MARCH 31, 2005

(In thousands, except ratios)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004 (2)
Interest coverage ratio:
EBITDA	$13,856	$9,760	$4,375
Interest expense:
Interest expense	1,411	962	218
Interest expense — unconsolidated joint venture	49	52	—

Total interest expense	1,460	1,014	218

Interest coverage ratio	9.5	9.6	20.1

Fixed charge coverage ratio:
EBITDA	$13,856	$9,760	$4,375
Fixed charges:
Interest expense	1,411	962	218
Interest expense — unconsolidated joint venture	49	52	—
Principal payments	381	190	44
Principal payments — unconsolidated joint venture	4	7	—

Total fixed charges	1,845	1,211	262

Fixed charge coverage ratio	7.5	8.1	16.7

(1)	For a discussion of coverage ratios, see page 31.
(2)	Represents results for the period from August 11, 2004 through September 30, 2004.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY

MARCH 31, 2005

(In thousands)

	Stated	Effective	Principal	Unamortized	Maturity	Monthly	Due at
Consolidated debt:	Rate	Rate(1)	Balance	Premium(2)	Date	Debt Service	Maturity
Secured notes payable
Ardentech Court	7.25%	5.06%	$4,807	$591	07/01/12	$36	$4,021
Bayshore Boulevard	4.55%	4.55%	16,378	—	01/01/10	92	14,546
Bridgeview	8.07%	5.04%	11,798	1,780	01/01/11	89	11,175
Eisenhower Road	5.80%	4.63%	2,244	73	05/05/08	15	2,110
Elliott Avenue	7.38%	4.63%	16,881	1,017	11/24/07	142	15,550
Monte Villa Parkway	4.55%	4.55%	9,971	—	01/01/10	56	8,855
Science Center Drive	7.65%	5.04%	11,667	1,613	07/01/11	85	10,800
Towne Centre Drive	4.55%	4.55%	22,774	—	01/01/10	128	20,225

Total / weighted average on fixed rate notes	6.01%	4.71%	$96,520	$5,074		$643	$87,282

Variable rate debt
Unsecured line of credit	4.03%	4.03%	19,500	—	08/11/07	—	19,500

Total / weighted average consolidated debt	5.68%	4.60%	$116,020	$5,074		$643	$106,782

Pro rata share of unconsolidated joint venture debt
McKellar Court (21%)	8.56%	8.56%	2,271	—	01/01/10	18	376

Total / weighted average	8.56%	8.56%	$2,271	$—		$18	$376

Total / weighted average consolidated and pro rata share of unconsolidated joint venture debt	5.74%	4.67%	$118,291	$5,074		$661	$107,158

Unsecured Line of Credit — Matures on August 11, 2007

Facility	Balance	Remaining
$100,000	$19,500	$80,500

(1)	Represents the Company’s incremental borrowing rate on the date of acquisition of the property.
(2)	Represents the unamortized premium to record the debt at its fair value based on the Company’s incremental borrowing rate on the date of acquisition.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
MARCH 31, 2005

(In thousands)

	Schedule of Maturities
Property	2005	2006	2007	2008	2009	Thereafter	Total
Ardentech Court	$66	$93	$100	$107	$116	$4,325	$4,807
Bayshore Boulevard	271	377	394	413	432	14,491	16,378
Bridgeview	72	108	117	124	137	11,240	11,798
Eisenhower Road	36	47	50	2,111	—	—	2,244
Elliott Avenue	355	506	16,020	—	—	—	16,881
Monte Villa Parkway	188	229	240	251	263	8,800	9,971
Science Center Drive	90	133	143	152	167	10,982	11,667
Towne Centre Drive	378	524	548	574	601	20,149	22,774

Total fixed rate notes	1,456	2,017	17,612	3,732	1,716	69,987	96,520

Unsecured line of credit	—	—	19,500	—	—	—	19,500

Total consolidated debt	1,456	2,017	37,112	3,732	1,716	69,987	116,020

McKellar Court (21%)	18	25	27	29	32	2,140	2,271

Total consolidated and pro rata share of unconsolidated joint venture debt	$1,474	$2,042	$37,139	$3,761	$1,748	$72,127	$118,291

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
MARCH 31, 2005

(In thousands, except share amounts)

SUMMARY OF COMMON SHARES
Three Months Ended
March 31, 2005
Weighted average shares outstanding	31,130
Weighted average units outstanding	2,870
Dilutive effect of restricted stock	74
Dilutive effect of stock warrant	75

Diluted shares — EPS and FFO	34,149

As of
March 31, 2005
Shares outstanding	31,160
Units outstanding	2,870
Unvested restricted shares outstanding	273
Stock warrant outstanding	270

Total	34,573

COMMON STOCK DATA
Three Months Ended
March 31, 2005
High Price	$22.40
Low Price	$19.40
Average Closing Price	$20.77
Closing Price	$20.60
Dividends per share — Annualized	$1.08
Closing Dividend Yield — Annualized	5.2%

DIVIDENDS PER SHARE
Three Months Ended
March 31, 2005
Amount	$0.27
Declared	March 14, 2005
Record	March 31, 2005
Paid	April 15, 2005

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY
MARCH 31, 2005

(In thousands)

						Current		% of
			% of	Current	% of Current	Annualized	Annualized	Annualized	Revenue per
		Square	Total	Annualized	Annualized	Revenue per	Revenue	Revenues	Sq Ft
Market	Properties	Feet	Sq Ft	Revenue (1)	Revenues	Leased Sq Ft	at Expiration	at Expiration	at Expiration
San Francisco	4	673,970	24.1%	$13,445	22.5%	$22.56	$18,406	26.3%	$30.88
San Diego	7	487,503	17.4%	13,047	21.8%	27.73	14,992	21.4%	31.86
Seattle	2	185,989	6.7%	6,819	11.4%	36.67	7,732	11.0%	41.57
New York / New Jersey	2	823,948	29.5%	14,283	23.9%	18.18	15,428	22.0%	19.64
Pennsylvania	2	454,859	16.3%	9,498	15.9%	20.88	9,584	13.7%	21.07
Maryland	2	168,817	6.0%	2,625	4.4%	15.55	3,970	5.7%	23.52

Total / weighted avg	19	2,795,086	100.0%	$59,718	100.0%	$23.35	$70,112	100.0%	$27.42

(1)	Based on current annualized rent. Current annualized rent is the monthly contractual rent as of March 31, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months. Includes contractual amounts to be received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
MARCH 31, 2005

		Square Feet				% of Total
Market	Properties	Leased	Redevelopment	Vacant	Total	Leased	Redevelopment	Vacant	Total
San Francisco	4	595,970	—	78,000	673,970	88.4%	—	11.6%	100.0%
San Diego	7	427,469	43,036	16,998	487,503	87.7%	8.8%	3.5%	100.0%
Seattle	2	185,989	—	—	185,989	100.0%	—	0.0%	100.0%
New York / New Jersey	2	723,956	61,616	38,376	823,948	87.9%	7.5%	4.7%	100.0%
Pennsylvania	2	454,859	—	—	454,859	100.0%	—	0.0%	100.0%
Maryland	2	168,817	—	—	168,817	100.0%	—	0.0%	100.0%

Total	19	2,557,060	104,652	133,374	2,795,086	91.5%	3.7%	4.8%	100.0%

BIOMED REALTY TRUST, INC.
LEASE EXPIRATIONS
MARCH 31, 2005

(In thousands)

							% of
		% of Total	Current	% of Current	Revenue per	Annualized	Annualized	Revenue per
	Square	Square	Annualized	Annualized	Sq Ft	Revenues	Revenues	Sq Ft
Year of Lease Expiration	Feet	Feet	Revenues	Revenues	Current	at Expiration	at Expiration	at Expiration
Vacant	133,374	4.8%	$—	—	$—	$—	—	$—
Redevelopment	104,652	3.7%	—	—	—	—	—	—
2005	125,674	4.5%	2,105	3.5%	16.75	2,197	3.1%	17.48
2006	142,820	5.1%	2,583	4.3%	18.09	2,636	3.8%	18.46
2007	325,661	11.7%	6,587	11.0%	20.23	7,177	10.2%	22.04
2008	325,674	11.7%	8,792	14.7%	27.00	9,248	13.2%	28.40
2009	381,366	13.6%	7,650	12.8%	20.06	8,088	11.5%	21.21
2010	278,658	10.0%	6,740	11.3%	24.19	6,812	9.7%	24.44
2011	55,898	2.0%	3,207	5.4%	57.37	4,058	5.8%	72.59
2012	172,278	6.2%	4,530	7.6%	26.29	5,114	7.3%	29.68
2013	104,952	3.8%	851	1.4%	8.11	2,014	2.9%	19.19
2014	188,733	6.8%	5,495	9.2%	29.12	6,986	10.0%	37.02
Thereafter	455,346	16.3%	11,178	18.7%	24.55	15,783	22.5%	34.66

Total / weighted average	2,795,086	100.0%	$59,718	100.0%	$23.35	$70,112	100.0%	$27.42

	Square Feet Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
San Francisco	46,504	61,444	27,969	—	55,588	404,465	595,970
San Diego	23,874	37,063	61,900	14,013	28,757	261,862	427,469
Seattle	—	—	—	134,989	—	51,000	185,989
New York / New Jersey	55,296	16,563	235,792	1,294	297,021	117,990	723,956
Pennsylvania	—	27,750	—	175,378	—	251,731	454,859
Maryland	—	—	—	—	—	168,817	168,817

Total	125,674	142,820	325,661	325,674	381,366	1,255,865	2,557,060

	% of Total Portfolio Current Rent Expiring
	Expiration Year
Market	2005	2006	2007	2008	2009	Thereafter	Total
San Francisco	0.8%	0.9%	0.6%	—	1.7%	18.6%	22.5%
San Diego	1.2%	2.1%	3.6%	1.3%	1.2%	12.4%	21.8%
Seattle	—	—	—	8.7%	—	2.7%	11.4%
New York / New Jersey	1.5%	0.7%	6.8%	0.1%	9.9%	4.9%	23.9%
Pennsylvania	—	0.6%	—	4.7%	—	10.6%	15.9%
Maryland	—	—	—	—	—	4.4%	4.4%

Total	3.5%	4.3%	11.0%	14.7%	12.8%	53.6%	100.0%

BIOMED REALTY TRUST, INC.
PORTFOLIO BY SIZE
MARCH 31, 2005

(In thousands)

							% of
		% of Total	Current	% of Current	Revenue per	Annualized	Annualized	Revenue per
	Square	Square	Annualized	Annualized	Sq Ft	Revenues	Revenues	Sq Ft
Square Feet Under Lease	Feet	Feet	Revenues	Revenues	Current	at Expiration	at Expiration	at Expiration
Vacant	133,374	4.8%	$—	—	$—	$—	—	$—
Redevelopment	104,652	3.7%	—	—	—	—	—	—
2,500 or less	15,347	0.5%	395	0.7%	25.77	399	0.6%	26.02
2,501 to 5,000	21,882	0.8%	556	0.9%	25.43	595	0.8%	27.21
5,001 to 7,500	19,511	0.7%	619	1.0%	31.75	638	0.9%	32.70
7,501 to 10,000	7,842	0.3%	128	0.2%	16.30	151	0.2%	19.30
10,001 to 20,000	158,344	5.7%	3,882	6.5%	24.51	4,105	5.9%	25.93
20,001 to 40,000	212,849	7.6%	3,268	5.5%	15.35	3,813	5.4%	17.91
40,001 to 60,000	318,098	11.4%	9,033	15.1%	28.40	12,365	17.6%	38.87
60,001 to 80,000	760,678	27.2%	20,557	34.4%	27.02	24,648	35.2%	32.40
80,001 to 100,000	178,614	6.4%	2,735	4.6%	15.31	3,281	4.7%	18.37
100,001 to 200,000	612,163	21.9%	12,225	20.5%	19.97	13,721	19.6%	22.41
200,001 or greater	251,731	9.0%	6,321	10.6%	25.11	6,395	9.1%	25.40

Total / weighted average	2,795,086	100.0%	$59,718	100.0%	$23.35	$70,112	100.0%	$27.42

BIOMED REALTY TRUST, INC.
SAN FRANCISCO MARKET
MARCH 31, 2005

(In thousands)

					Current	Current Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
San Francisco
Ardentech Court	1	55,588	10.0%	100.0%	$1,010	$18.17	$1,142	$20.54	Y
Bayshore Boulevard	3	183,344	27.2%	100.0%	4,203	22.92	6,118	33.37	Y
Bridgeview	3	263,073	39.1%	81.8%	2,752	12.78	4,730	21.97	Y
Industrial Road	1	171,965	25.5%	82.4%	5,480	68.58	6,416	80.28	N

Total / weighted average	8	673,970	100.0%	88.4%	$13,445	$22.56	$18,406	$30.88

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	78,000	11.6%	$—	0.0%	$—	$—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	46,504	6.9%	454	3.4%	9.77	9.77
2006	61,444	9.1%	516	3.8%	8.40	8.40
2007	27,969	4.1%	386	2.9%	13.80	15.00
2008	—	0.0%	—	0.0%	—	—
2009	55,588	8.2%	1,010	7.5%	18.17	20.54
2010	—	0.0%	—	0.0%	—	—
2011	55,898	8.3%	3,207	23.9%	57.37	72.59
2012	61,826	9.2%	1,743	13.0%	28.20	28.62
2013	104,952	15.6%	851	6.3%	8.11	19.19
2014	—	0.0%	—	0.0%	—	—
Thereafter	181,789	27.0%	5,279	39.3%	29.04	44.19

Total / weighted average	673,970	100.0%	$13,445	100.0%	$22.56	$30.88

BIOMED REALTY TRUST, INC.
SAN DIEGO MARKET
MARCH 31, 2005

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
San Diego
Balboa Avenue	1	35,344	7.3%	100.0%	$642	$18.18	$716	$20.26	N
Bernardo Center Drive	1	61,286	12.6%	100.0%	2,113	34.48	2,330	38.01	N
McKellar Court (1)	1	72,863	14.9%	100.0%	1,671	22.94	1,997	27.41	Y
San Diego Science Center	1	105,364	21.6%	83.9%	3,137	35.50	3,300	37.35	N
Science Center Drive	1	53,740	11.0%	100.0%	1,660	30.88	1,660	30.88	Y
Towne Centre Drive	3	115,870	23.8%	100.0%	3,824	33.00	4,989	43.06	Y
Waples	1	43,036	8.8%	0.0%	—	—	—	—	N

Total / weighted average	9	487,503	100.0%	87.7%	$13,047	$27.73	$14,992	$31.86

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	16,998	3.5%	$—	0.0%	$—	$—
Redevelopment	43,036	8.8%	—	0.0%	—	—
2005	23,874	4.9%	742	5.7%	31.06	31.30
2006	37,063	7.6%	1,256	9.6%	33.89	35.00
2007	61,900	12.7%	2,144	16.4%	34.64	38.17
2008	14,013	2.9%	755	5.8%	53.89	57.32
2009	28,757	5.9%	726	5.6%	25.24	28.90
2010	19,389	4.0%	270	2.1%	13.92	15.72
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	188,733	38.7%	5,495	42.1%	29.12	37.02
Thereafter	53,740	11.0%	1,660	12.7%	30.88	30.88

Total / weighted average	487,503	100.0%	$13,047	100.0%	$27.73	$31.86

(1) This property is an unconsolidated partnership, of which the Company owns 21%.

BIOMED REALTY TRUST, INC.
SEATTLE MARKET
MARCH 31, 2005

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
Seattle
Elliott Avenue	1	134,989	72.6%	100.0%	$5,204	$38.55	$5,613	$41.58	Y
Monte Villa Parkway	1	51,000	27.4%	100.0%	1,615	31.67	2,119	41.56	Y

Total / weighted average	2	185,989	100.0%	100.0%	$6,819	$36.67	$7,732	$41.57

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	—	0.0%	$—	0.0%	$—	$—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	134,989	72.6%	5,204	76.3%	38.55	41.58
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	51,000	27.4%	1,615	23.7%	31.67	41.56

Total / weighted average	185,989	100.0%	$6,819	100.0%	$36.67	$41.57

BIOMED REALTY TRUST, INC.
NEW YORK / NEW JERSEY MARKET
MARCH 31, 2005

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
New York / New Jersey
Graphics Drive	1	72,300	8.8%	14.8%	$148	$13.86	$148	$13.86	N
Landmark at Eastview	8	751,648	91.2%	94.9%	14,135	19.82	15,280	21.42	N

Total / weighted average	9	823,948	100.0%	87.9%	$14,283	$18.18	$15,428	$19.64

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	38,376	4.7%	$—	0.0%	$—	$—
Redevelopment	61,616	7.5%	—	0.0%	—	—
2005	55,296	6.7%	910	6.4%	16.45	18.01
2006	16,563	2.0%	434	3.0%	26.20	26.20
2007	235,792	28.6%	4,057	28.4%	17.20	18.64
2008	1,294	0.2%	32	0.2%	25.00	25.00
2009	297,021	36.0%	5,915	41.4%	19.91	20.59
2010	7,538	0.9%	149	1.0%	19.81	14.79
2011	—	0.0%	—	0.0%	—	—
2012	110,452	13.4%	2,786	19.5%	25.23	30.28
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	823,948	100.0%	$14,283	100.0%	$18.18	$19.64

BIOMED REALTY TRUST, INC.
PENNSYLVANIA MARKET
MARCH 31, 2005

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
Pennsylvania
Eisenhower Road	1	27,750	6.1%	100.0%	$377	$13.60	$389	$14.00	Y
King of Prussia	5	427,109	93.9%	100.0%	9,121	21.35	9,195	21.53	N

Total / weighted average	6	454,859	100.0%	100.0%	$9,498	$20.88	$9,584	$21.07

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	—	0.0%	$—	0.0%	$—	$—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	—	0.0%	—	0.0%	—	—
2006	27,750	6.1%	377	4.0%	13.60	14.00
2007	—	0.0%	—	0.0%	—	—
2008	175,378	38.6%	2,800	29.5%	15.97	15.97
2009	—	0.0%	—	0.0%	—	—
2010	251,731	55.3%	6,321	66.5%	25.11	25.40
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	—	0.0%	—	0.0%	—	—

Total / weighted average	454,859	100.0%	$9,498	100.0%	$20.88	$21.07

BIOMED REALTY TRUST, INC.
MARYLAND MARKET
MARCH 31, 2005

(In thousands)

						Current
					Current	Annualized	Annualized	Revenue per	Encumbered
					Annualized	Revenue per	Revenue	Sq Ft	with Secured
	Buildings	Square Feet	% of Total	Leased %	Revenue	Leased Sq Ft	at Expiration	at Expiration	Debt
Maryland
Beckley Street	1	77,225	45.7%	100.0%	$1,575	$20.39	$2,382	$30.84	N
Tributary Street	1	91,592	54.3%	100.0%	1,050	11.46	1,588	17.34	N

Total / weighted average	2	168,817	100.0%	100.0%	$2,625	$15.55	$3,970	$23.52

LEASE EXPIRATIONS

	Sq Ft of	% of Total	Current	% of Current	Revenue per	Revenue per
	Expiring	Square	Annualized	Annualized	Sq Ft	Sq Ft
Year of Lease Expiration	Leases	Feet	Revenues	Revenues	Current	at Expiration
Vacant	—	0.0%	$—	0.0%	$—	$—
Redevelopment	—	0.0%	—	0.0%	—	—
2005	—	0.0%	—	0.0%	—	—
2006	—	0.0%	—	0.0%	—	—
2007	—	0.0%	—	0.0%	—	—
2008	—	0.0%	—	0.0%	—	—
2009	—	0.0%	—	0.0%	—	—
2010	—	0.0%	—	0.0%	—	—
2011	—	0.0%	—	0.0%	—	—
2012	—	0.0%	—	0.0%	—	—
2013	—	0.0%	—	0.0%	—	—
2014	—	0.0%	—	0.0%	—	—
Thereafter	168,817	100.0%	2,625	100.0%	15.55	23.52

Total / weighted average	168,817	100.0%	$2,625	100.0%	$15.55	$23.52

BIOMED REALTY TRUST, INC.
20 LARGEST TENANTS
MARCH 31, 2005

(In thousands)

										% of
						Current	% of Current			Annualized
					Current	Annualized	Annualized	Annualized	Revenue per	Revenues
		Property		% of Total	Annualized	Revenue per	Revenues	Revenue	Sq Ft	at Expiration	Expiration
	Largest Tenants (1)	Region	Square Feet	Portfolio	Revenue	Leased Sq Ft	Total Portfolio	at Expiration	at Expiration	Total Portfolio	Date
1	Centocor, Inc. (Johnson & Johnson)	Pennsylvania	251,731	9.0%	$6,321	$25.11	10.6%	$6,395	$25.40	9.1%	Mar-10 (6)
2	Regeneron Pharmaceuticals, Inc.	New York / New Jersey	211,813	7.6%	3,950	18.65	6.6%	4,348	20.53	6.2%	Dec-09 (2)
3	Illumina, Inc.	San Diego	115,870	4.1%	3,824	33.00	6.4%	4,989	43.06	7.1%	Aug-14
4	Nektar Therapeutics	San Francisco	79,917	2.9%	3,737	46.76	6.3%	4,646	58.14	6.6%	Oct-16
5	Crompton Corporation	New York / New Jersey	182,829	6.5%	3,377	18.47	5.7%	3,377	18.47	4.8%	Dec-09
6	Intermune, Inc.	San Francisco	55,898	2.0%	3,207	57.37	5.4%	4,058	72.59	5.8%	Apr-11
7	Chiron Corporation	Seattle	71,153	2.5%	2,858	40.17	4.8%	3,123	43.89	4.5%	Mar-08
8	The Rubenstein Company	Pennsylvania	175,378	6.3%	2,800	15.97	4.7%	2,800	15.97	4.0%	Feb-08 (6)
9	Guilford Pharmaceuticals	Maryland	168,817	6.0%	2,625	15.55	4.4%	3,970	23.52	5.7%	Dec-19
10	Cell Therapeutics, Inc.	Seattle	63,836	2.3%	2,346	36.75	3.9%	2,490	39.00	3.6%	Jan-08
11	University of California Regents	San Diego	61,286	2.2%	2,113	34.48	3.5%	2,330	38.01	3.3%	Apr-07
12	ACS	New York / New Jersey	71,399	2.6%	1,791	25.08	3.0%	2,056	28.79	2.9%	Dec-12
13	Nuvelo, Inc.	San Francisco	61,826	2.2%	1,743	28.20	2.9%	1,769	28.62	2.5%	Aug-12
14	Emisphere Technologies, Inc.	New York / New Jersey	87,022	3.1%	1,685	19.36	2.8%	1,693	19.45	2.4%	Aug-07
15	Quidel Corporation (3)	San Diego	72,863	2.6%	1,671	22.94	2.8%	1,997	27.41	2.8%	Dec-14
16	Ligand Pharmaceuticals	San Diego	53,740	1.9%	1,660	30.88	2.8%	1,660	30.88	2.4%	Aug-15
17	Nastech Pharmaceutical	Seattle	51,000	1.8%	1,615	31.67	2.7%	2,119	41.56	3.0%	Jan-16
18	Cell Genesys	San Francisco	101,872	3.6%	1,542	15.13	2.6%	3,387	33.25	4.8%	Jul-17
19	Aton Pharma, Inc. (Merck)	New York / New Jersey	49,613	1.8%	1,272	25.63	2.1%	1,564	31.53	2.2%	Jun-12 (4)
20	Vicuron Pharmaceuticals, Inc.	San Francisco	55,588	2.0%	1,010	18.17	1.7%	1,142	20.54	1.6%	Nov-09

	Total (5)		2,043,451	73.1%	$51,145	$25.03	85.6%	$59,914	$29.32	85.5%

(1)	Based on current annualized rent. Current annualized rent is the monthly contractual rent as of March 31, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	138,086 sq. ft. expires December 2007 and 73,727 sq. ft. expires December 2009.

(3)	This tenant occupies a property that is an unconsolidated partnership, of which the Company owns 21%.

(4)	10,560 sq. ft. expires May 2006 and 39,053 sq. ft. expires June 2012.

(5)	Without regard to any early lease terminations and/or renewal options.

(6)	Based on a newly signed lease agreement, Centocor will add an additional 79,667 sq. ft. at the King of Prussia property beginning on May 1, 2005. The expansion space is currently under a master lease with The Rubenstein Company.

BIOMED REALTY TRUST, INC.
LAND DEVELOPMENT PARCELS
MARCH 31, 2005

		Developable
Property	Market	Square Feet
Towne Centre Drive	San Diego	84,000
Landmark at Eastview	New York / New Jersey	464,000

Total		548,000

BIOMED REALTY TRUST, INC.
ACQUISITIONS
MARCH 31, 2005

(In thousands)

	Property	Closing	Square		%
Property	Region	Date	Feet	Investment	Leased

Waples	San Diego	March 1, 2005	43,036	$5,100	0.0	%(1)
Bridgeview	San Francisco	March 16, 2005	50,400	16,200	100.0%
Graphics Drive	New York / New Jersey	March 17, 2005	72,300	7,700	14.8	%(2)

Total			165,736	$29,000	30.4%

(1) The entire property is under development.
(2) 61,616 sq. ft. is under development. The remainder is fully occupied.

BIOMED REALTY TRUST, INC.
JOINT VENTURES
MARCH 31, 2005

	Investment	Effective	Square	%
Property	Date	Ownership % (1)	Feet	Leased

Wholly-owned		100.0%	2,252,078	91.3%

Consolidated Joint Venture
King of Prussia — Pennsylvania	Aug. 11, 2004	89.0%	427,109	100.0%
Waples — San Diego	March 1, 2005	90.0%	43,036	0.0%

Unconsolidated Joint Venture
McKellar Court — San Diego	Sept. 30, 2004	21.0%	72,863	100.0%

Total Square Feet			2,795,086	91.5%

(1)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions, and net income/loss are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on the operations of the property and the timing and amount of capital transactions.

UNCONSOLIDATED JOINT VENTURE

(In thousands)

McKellar Court

Miscellaneous Balance Sheet Information as of March 31, 2005:
Rental property	$14,140
Other assets	4,799

Total assets	$18,939

Secured notes payable (1)	$12,645
Other liabilities	235
Equity	6,059

Total liabilities and partners’ equity	$18,939

Results of Operations for the three months ended March 31, 2005:
Total revenues	$477
Expenses:
Rental operations	48
Depreciation and amortization	(50)

Income from operations	479
Interest income	1
Interest expense	(235)

Net income	$245

BioMed Realty Trust’s share

Secured notes payable	$2,271

Net income	$51
Depreciation and amortization	(11)

Funds from operations	$40

Supplemental information
Distributions	$16

Interest expense	$49

(1)	Includes debt premium of $2,021.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY
MARCH 31, 2005

				Date of
				Leasing
Tenant	Property	Market	Description	Event	Square Feet

Nuvelo, Inc.	Industrial Road	San Francisco	New lease	Jan-05	60,000
Financial Planning	Landmark at Eastview	New York / New Jersey	5-year lease extension	Jan-05	2,600
ACS	Landmark at Eastview	New York / New Jersey	5-year lease extension	Feb-05	71,399
Smartmail	Bridgeview	San Francisco	MTM lease extension	Feb-05	25,718

				Total	159,717

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
MARCH 31, 2005

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.

Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.

Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.